Exhibit 10.2

AMENDMENT TO STONE ENERGY CORPORATION

DIRECTOR RESTRICTED STOCK UNIT AGREEMENT

This AMENDMENT (“Amendment”) to the STONE ENERGY CORPORATION DIRECTOR RESTRICTED STOCK UNIT AGREEMENT, dated as of March 1, 2017, by and between STONE ENERGY CORPORATION (the “Company”), and James M. Trimble (“Participant”) (the “Director RSU Agreement”) is made as of May 8, 2018.

WHEREAS, the Company and the Participant (collectively, the “Parties”) previously entered into the Director RSU Agreement;

WHEREAS, the Parties desire to modify the Director RSU Agreement as set forth herein; and

WHEREAS, capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Director RSU Agreement.

NOW, THEREFORE, in consideration of the promises and of the mutual covenants, understandings, representations, warranties, undertakings and promises hereinafter set forth, intending to be legally bound thereby, the Parties agree as follows:

1.	Section 4 of the Director RSU Agreement is amended by adding the following at the end thereof:

“Notwithstanding anything to the contrary herein or in the Plan, for purposes of this Section 4, the Fair Market Value of the shares of Common Stock shall mean the mean of the high and low sales prices of the Common Stock reported by the New York Stock Exchange on the day immediately prior to the date of a Corporate Change.”

2.	Except as expressly modified by this Amendment, all other terms, conditions and provisions of the Director RSU Agreement shall remain in full force and effect. This Amendment shall be binding upon and shall inure to the benefit of the Parties and the successors and assigns of the Company.

3.	This Amendment shall be governed by and construed in accordance with Section 7 of the Director RSU Agreement and may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement. Facsimile and PDF signatures will suffice as original signatures.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

STONE ENERGY CORPORATION

By:	/s/ Lisa S. Jaubert
Name:	Lisa S. Jaubert
Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Amendment to Trimble Director RSU Agreement]

JAMES M. TRIMBLE

Signature:	/s/ James M. Trimble

[Signature Page to Amendment to Trimble Director RSU Agreement]